Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10. Commitments and Contingencies

Non-Cancelable Purchase Obligations

In the normal course of business, the Company enters into non-cancelable purchase commitments, including marketing and endorsement agreements. Certain of these agreements extend over terms of up to five years, with payments required in varying installments over the term. As of December 31, 2024, the Company has remaining obligations associated with marketing and endorsement agreements with original terms greater than 12 months totaling $25.3 million, which are payable in a combination of cash and ordinary shares of SharkNinja, Inc., as follows:

Amount
(in thousands)
Years ending December 31,
2025	$5,750
2026	6,500
2027	6,000
2028	6,000
2029	1,000
Total	$25,250

Indemnifications and Contingencies

The Company enters into indemnification provisions under certain agreements with other parties in the ordinary course of business. In its customer agreements, the Company has agreed to indemnify, defend and hold harmless the indemnified party for third-party claims and related losses suffered or incurred by the indemnified party from actual or threatened third-party intellectual property infringement claims. For certain large or strategic customers, the Company has agreed to indemnify, defend and hold harmless the indemnified party for non-compliance with certain additional representations and warranties made by the Company.

Legal Proceedings

From time to time, the Company may be involved in various legal proceedings arising from the normal course of business activities, including certain patent infringement claims, false advertising claims against us, and product safety concerns. The Company investigates these claims as they arise. In the opinion of management, the amount of ultimate loss with respect to any current legal proceedings and claims, if determined adversely to the Company, will not have a material adverse effect on its business, financial condition and results of operation.

During the year ended December 31, 2024, the Company reached two settlement agreements related to asserted patent infringement claims associated with certain product technology. Under the terms of the settlements, both parties agreed to dismiss all claims and counterclaims with prejudice. As a result of the settlement reached in September 2024, the Company paid out $13.5 million in October 2024. As a result of the settlement reached in December 2024, the Company recognized a receivable of $20.0 million as of December 31, 2024, which was recorded in prepaid expenses and other current assets in the consolidated balance sheet, and such amount was paid to the Company in full in February 2025.